                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

         Filed by the Registrant [x]

         Filed by a Party other than the Registrant [ ]

         Check the appropriate box:

         [ ]  Preliminary Proxy Statement

         [ ]  Confidential, for Use of the Commission
              Only (as permitted by Rule 14a-6(e)(2))

         [x]  Definitive Proxy Statement

         [ ]  Definitive Additional Materials

         [ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            Bay Commercial Services
  ---------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ---------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

         [x]  No fee required.

         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

  ---------------------------------------------------------------------------

         (2)  Aggregate number of securities to which transaction applies:

  ---------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee was calculated and state how it was determined):

  ---------------------------------------------------------------------------


         (4)  Proposed maximum aggregate value of transaction:

  ---------------------------------------------------------------------------

         (5)  Total fee paid:

  ---------------------------------------------------------------------------

         [ ]     Fee paid previously with preliminary materials.

  ---------------------------------------------------------------------------

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)     Amount Previously Paid:

  ---------------------------------------------------------------------------

         (2)  Form, Schedule or Registration Statement No.:

  ---------------------------------------------------------------------------

         (3)  Filing Party:


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         (4)  Date Filed:

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
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  June 3, 1997
                                2:30 o'clock P.M.

Dear Shareholder:

         The Annual Meeting of Shareholders of Bay Commercial Services, a California corporation and bank holding company for Bay Bank of Commerce, will be held at Strizzi's Restaurant, 1376 East 14th Street, San Leandro, California on Tuesday, June 3, 1997 at 2:30 p.m.

         The Annual Meeting of Shareholders will be held for the following purposes:

         1.   To elect Directors;

         2. To ratify the appointment of Deloitte & Touche LLP as the Company's independent public accountants; and

         3. To transact such other business as may properly come before the meeting.

         The names of the Board of Directors' nominees to be Directors of Bay Commercial Services are set forth in the accompanying Proxy Statement and are incorporated herein by reference.

         The Bylaws of Bay Commercial Services provide for the nomination of directors in the following manner:

         Nomination for election of members of the Board of Directors may be made by the Board of Directors or by any shareholder of any outstanding class of capital stock of the corporation entitled to vote for the election of directors. Notice of intention to make any nominations shall be made in writing and shall be delivered or mailed to the President of the corporation not less than twenty-one (21) days nor more than sixty (60) days prior to any meeting of shareholders called for the election of directors; provided however, that if less than twenty-one (21) days' notice of the meeting is given to shareholders, such notice of intention to nominate shall be mailed or delivered to the President of the corporation not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed; provided further, that if notice of such meeting is sent by third-class mail as permitted by Section 6 of the Bylaws, no notice of intention to make nominations shall be required. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the number of shares of capital stock of the corporation owned by each proposed nominee; (d) the name and residence address of the notifying shareholder; and
(e) the number of shares of capital stock of the corporation owned by the notifying shareholder. Nominations not made in accordance herewith may, in the discretion of the Chairman of the meeting, be disregarded and upon the Chairman's instructions, the inspectors of election can disregard all votes cast for each such nominee.

         Only shareholders of record at the close of business on April 7, 1997 are entitled to notice of and to vote at this meeting and any adjournments thereof.

                       By Order of the Board of Directors,

                        /s/ Randall D. Greenfield

                        Randall D. Greenfield, Secretary
San Leandro, California
April 28, 1997

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.

                                                          Mailed to shareholders
                                                      on or about April 28, 1997


                                 PROXY STATEMENT
                                       OF
                             BAY COMMERCIAL SERVICES
                              1495 EAST 14TH STREET
                          SAN LEANDRO, CALIFORNIA 94577
                                 (415) 357-2265

                     INFORMATION CONCERNING THE SOLICITATION

VOTE BY PROXY

         This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy by, and on behalf of, the Board of Directors of Bay Commercial Services, a California corporation and bank holding company (the "Company") for Bay Bank of Commerce (the "Bank"), for use at the 1997 Annual Meeting of Shareholders of the Company to be held at Strizzi's Restaurant, 1376 East 14th Street, San Leandro, California at 2:30 o'clock p.m. on Tuesday, June 3, 1997 and at all adjournments thereof (the "Meeting").

         Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it prior to its exercise. It is revocable prior to the Meeting by an instrument revoking it or by a duly executed Proxy bearing a later date delivered to the Secretary of the Company. Such Proxy is also revoked if the shareholder is present at the Meeting and elects to vote in person.

         Unless contrary instructions are indicated on the Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted as follows:

         FOR the election of all nominees for director named herein; and

         FOR ratification of the selection of Deloitte & Touche LLP as the Company's independent public accountants.

         In the event a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specification so made. In addition, such shares will, at the Proxy holders' discretion, be voted on such other matters, if any, which may come before the Meeting (including any proposal to adjourn the Meeting). Under SEC rules, boxes and a designated blank space are provided on the proxy card for shareholders to mark if they wish either to abstain on one or more of the proposals or to withhold authority to vote for one or more nominees for director.

         A copy of the Annual Report of the Company for the fiscal year ended December 31, 1996 accompanies this Proxy Statement. Additional copies of the Annual Report are available upon request of Randall D. Greenfield, Chief Financial Officer and Secretary of the Company. THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB MAY BE OBTAINED BY ANY SHAREHOLDER OF THE COMPANY, WITHOUT CHARGE, BY WRITING TO RANDALL D. GREENFIELD, CHIEF FINANCIAL OFFICER, BAY COMMERCIAL SERVICES, 1495 EAST 14TH STREET, SAN LEANDRO, CALIFORNIA 94577.

COST OF PROXY SOLICITATION

         The Company will bear the entire cost of preparing, assembling, printing and mailing proxy materials furnished by the Board of Directors to shareholders. Copies of proxy materials will be furnished to brokerage houses, fiduciaries and custodians to be forwarded to the beneficial owners of the Common Stock. In addition to the solicitation of Proxies by use of the mail, some of the officers, directors and regular employees of the Company and the Bank may (without additional compensation) solicit Proxies by telephone or personal interview, the costs of which the Company will bear.

VOTE REQUIRED

         The six (6) nominees receiving the greatest number of votes cast by the holders of the Company's Common Stock entitled to vote at the Meeting will be elected directors of the Company.

         The affirmative vote of the holders of a majority of the shares of the Company's Common Stock represented and voting at the Meeting is necessary for the ratification of the selection of auditors.

METHOD OF COUNTING VOTES

         Shareholders of the Company's Common Stock are entitled to one vote for each share held except that for the election of directors each shareholder has cumulative voting rights and is entitled to as many votes as shall equal the number of shares held by such shareholder multiplied by the number of directors to be elected and such shareholder may cast all his or her votes for a single candidate or distribute such votes among any or all of the candidates he or she chooses. However, no shareholder shall be entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless such candidate's or candidates' names have been placed in nomination prior to the voting, and the shareholder has given notice at the Meeting prior to the voting of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for candidates in nomination. An opportunity will be given at the Meeting prior to the voting for any shareholder who desires to do so to announce his or her intention to cumulate his or her votes. The proxy holders are given discretionary authority, under the terms of the Proxy, to cumulate votes represented by shares for which they are named in the Proxy.

         An automated system administered by the Inspectors of Election, who are employees of Chase Mellon Shareholders Services, the Company's independent Transfer Agent and Registrar, will tabulate votes cast at the Meeting. Abstentions and broker non-votes are each included in the determination of the number of shares present and voting for the purpose of determining whether a quorum is present, and each is tabulated separately. In determining whether a proposal has been approved, abstentions are counted in tabulations of the votes cast on proposals presented to shareholders and broker non-votes are not counted as votes for or against a proposal or as votes present and voting on the proposal.

SHAREHOLDERS ENTITLED TO VOTE

         Only shareholders of record on April 7, 1997 (the "Record Date") will be entitled to notice of and to vote at the Meeting. At the close of business on that date, the Company had outstanding 1,076,720 shares of its no par value Common Stock (the "Common Stock").

                             PRINCIPAL SHAREHOLDERS

         As of the Record Date no person or group known to the Company owned beneficially more than five percent (5%) of the outstanding shares of its Common Stock except as described below:

                                          AMOUNT AND NATURE OF     PERCENTAGE OF OUTSTANDING
NAME AND ADDRESS OF BENEFICIAL OWNER      BENEFICIAL OWNERSHIP     SHARES BENEFICIALLY OWNED
------------------------------------      --------------------     -------------------------

Joshua Fong, O.D.                               64,164(1)                 5.87%(1)
1652 Daily Court
San Leandro, CA 94577

Patrick Hopper                                  82,000(2)                 7.62%
350 East Desert Inn Road
Las Vegas, NV  89109

Richard M. Kahler                             154,749(3)                 13.21%(3)
1495 East 14th Street
San Leandro, CA 94577

William E. Peluso                              93,844(4)                 8.60%(4)
30 Marina
San Leandro, CA 94574

Bay Commercial Services                       145,616(5)                13.52%(5)
Employee Stock Ownership Plan

---------------

(1) Includes 4,455 shares in Dr. Fong's KEOGH account and 16,000 shares subject to exercisable options under the Bay Commercial Services 1994 Stock Option Plan (the "1994 Stock Option Plan").
(2) Based on information available to the Company and not independently confirmed by the shareholder.
(3) Includes 2,292 shares held in Individual Retirement Accounts belonging to Mr. Kahler, 1,079 shares held in an Individual Retirement Account belonging to Mr. Kahler's wife, 24,432 shares allocated as of December 31, 1996 to Mr. Kahler's account pursuant to the Bay Commercial Services Employee Stock Ownership Plan (the "ESOP") and 94,500 shares subject to options which are presently exercisable under the Bay Commercial Services 1982 Amended and Restated Stock Option Plan (the "1982 Stock Option Plan"). Also includes 631 unallocated shares held by the ESOP as to which Mr. Kahler disclaims beneficial ownership. Mr. Kahler is a member of the Bank's ESOP Administrative Committee (see note (5) below).
(4) Includes 42,997 shares held in an Individual Retirement Account belonging to Mr. Peluso's wife and 14,800 shares subject to options which are presently exercisable under the 1994 Stock Option Plan.
(5) Shares allocated to a participant's account in the ESOP may be voted by the participant. The ESOP Administrative Committee is authorized pursuant to the ESOP to vote any unallocated shares of Company Common Stock held by the ESOP. The ESOP Administrative Committee is composed of Mr. Kahler, President and Chief Executive Officer of the Bank, Dimitri V. Koroslev, Chairman of the Board of the Bank, and a non-officer employee of the Bank. As of December 31, 1996, there were 631 unallocated shares of Company Common Stock held by the ESOP.

                                 PROPOSAL NO. 1

                      ELECTION OF DIRECTORS OF THE COMPANY

      The Bylaws of the Company provide a procedure for nomination for election of members of the Board of Directors, which procedure is printed in full in the Notice of Annual Meeting of Shareholders accompanying this Proxy Statement. Nominations not made in accordance therewith may be disregarded by the Chairman of the Meeting and, upon his or her instruction, the inspectors of election may disregard all votes cast for such nominee(s).

      The authorized number of directors to be elected at the Meeting is six
(6). Each director will hold office until the next Annual Meeting of Shareholders and until his successor is elected and qualified.

      All Proxies will be voted "FOR" the election of the following six (6) nominees, all of whom are incumbent directors, recommended by the Board of Directors, unless authority to vote for the election of directors is withheld:
JOSHUA FONG, O.D., WILLIAM R. HENSON, RICHARD M. KAHLER, DIMITRI V. KOROSLEV, WILLIAM E. PELUSO and OSWALD "OZZIE" A. RUGAARD. If any of the nominees should unexpectedly decline or be unable to act as a director, the Proxies may be voted for a substitute nominee to be designated by the Board of Directors. The Board of Directors has no reason to believe that any nominee will become unavailable and has no present intention to nominate persons in addition to or in lieu of those named above.

      The following table sets forth certain information with respect to the directors of the Company, as well as all directors and officers of the Company as a group. All of the shares shown in the following table are owned both of record and beneficially and the person named possesses sole voting power, except as otherwise indicated in the notes to the table.

                                                                                  SHARES BENEFICIALLY
                                                                              OWNED AS OF THE RECORD DATE
                                                                              ---------------------------
                                       POSITIONS AND OFFICES   DIRECTOR
DIRECTORS AND NOMINEES         AGE     HELD WITH THE COMPANY    SINCE        AMOUNT       PERCENT OF CLASS
----------------------         ---     ---------------------    -----        ------       ----------------

Joshua Fong, O.D.               73     Chairman of the Board     1983        64,164(1)         5.87%
                                       and Director

William R. Henson               72     Director                  1983        16,000(2)         1.46%

Richard M. Kahler               61     President, Chief          1983       154,749(3)        13.21%
                                       Executive Officer and
                                       Director

Dimitri V. Koroslev             51     Director                  1985        35,354(4)         3.24%

William E. Peluso               83     Director                  1986        93,844(5)         8.60%

Oswald (Ozzie) A. Rugaard       66     Director                  1987        18,607(6)         1.71%

All directors and officers of
the Company as a group (8
in number)                                                                  438,240(7)        34.19%

-------------------
      (Notes appear on next page.)

(1)   See note (1) to "Principal Shareholders."
(2) Includes 15,765 shares subject to exercisable options under the 1994 Stock Option Plan.
(3)   See note (3) to "Principal Shareholders."
(4) Includes 12,806 shares held in an Individual Retirement Account belonging to Mr. Koroslev, 3,235 shares held in an Individual Retirement Account belonging to Denise N. Koroslev, 223 shares held by Denise Koroslev, 80 shares held by Dimitri V. and Denise N. Koroslev as custodians for Heather
      J. and Vasily D. Koroslev and 15,200 shares subject to exercisable options under the 1994 Stock Option Plan. Also includes 631 unallocated shares held by the ESOP as to which Mr. Koroslev disclaims beneficial ownership. Mr. Koroslev is a member of the Bank's ESOP Administrative Committee (see note (5) to "Principal Shareholders").
(5)   See note (4) to "Principal Shareholders."
(6) Includes 14,400 shares subject to exercisable options under the 1994 Stock Option Plan.
(7) Includes 205,135 shares subject to exercisable options under the 1994 Stock Option Plan and the 1982 Stock Option Plan. Also includes 42,665 shares allocated and 631 shares unallocated as of December 31, 1996 pursuant to the ESOP.


      The following table sets forth certain information with respect to the executive officers(1) of the Company:

                               Positions Held With                          Officer of the
Name                    Age    the Company and the Bank                     Company Since
----                    ---    ------------------------                     -------------

Richard M. Kahler       61     President and Chief Executive Officer             1983
                               of the Company and the Bank

Randall D. Greenfield   48     Vice President, Chief Financial                   1983
                               Officer and Secretary of the Company;
                               Senior Vice President, Chief Administrative
                               Officer and Secretary of the Bank

Robert A. Perantoni     63     Senior Vice President and Senior                  1993
                               Loan Officer of the Bank

------------------------
(1) As used throughout this Proxy Statement, the term "executive officer" means the president, any vice president in charge of a principal business unit or function, any other officer or person who performs a policy making function for the Company, and any executive officer of the Company's subsidiaries who performs policy making functions for the Company.

      Each executive officer serves on an annual basis and must be selected by the Board of Directors annually pursuant to the Bylaws of the Company or the Bank.

      The following information with respect to the principal occupation and employment of each director and executive officer, the principal business of the corporation or other organization in which such occupation and employment is carried on, and in regard to other affiliations and business experience during the past five (5) years, has been furnished to the Company by the respective directors and executive officers. Except for the Bank, none of the corporations or organizations discussed below is an affiliate of the Company.

      JOSHUA FONG, O.D. is the Chairman of the Board of Directors of the Company and is and has been a practicing optometrist since 1952. Dr. Fong is the President of the Personnel Relations Board of the City of San Leandro. Dr. Fong has been a partner in the Castro Valley Optometry Group since 1989 and has been a consultant to the San Leandro Optometry Group since 1993. Dr. Fong has been a Director of the San Leandro Chamber of

Commerce, a trustee of Humana Hospital of San Leandro and of the Oakland Chinese Presbyterian Church, the President of the San Leandro Breakfast Club, Kiwanis Club of East Oakland and the Wa-Sung Service Club. He is a member of the Alameda-Contra Costa Counties Optometric Society, the California Optometric Society and the American Optometric Society.

      RANDALL D. GREENFIELD is Vice President, Chief Financial Officer and Secretary of the Company and Senior Vice President, Chief Administrative Officer and Secretary of the Bank. Prior to joining the Bank in 1981, he served as Cashier-Treasurer of Centennial Bank in Hayward, California after joining that Bank as Controller in 1977. Mr. Greenfield worked with the First State Bank of Northern California in San Leandro in 1974 and 1975 in Bank Operations and as the Assistant Auditor. Mr. Greenfield is a graduate of the University of Washington in Seattle. He is a past Director and Treasurer of the San Leandro Boys and Girls Club and past President of the Golden Gate Chapter of the Bank Administration Institute.

      WILLIAM R. HENSON is and has been since 1963 the President of Superior Home Loans, a California loan brokerage firm, and of Superior Financial Services, a personal property brokerage firm. Mr. Henson is a former Director and past President of the Southern Alameda County Board of Realtors, a past Director of the California Association of Realtors and a past President of the California Independent Mortgage Brokers Association.

      RICHARD M. KAHLER is the President and Chief Executive Officer of the Company and the Bank. Previously, Mr. Kahler served as President and Chief Executive Officer of Centennial Bank from 1976 to 1979, when he left to organize Bay Bank of Commerce. Prior to 1976, Mr. Kahler was a Regional Vice President of Camino California Bank in San Francisco, and a Vice President in Lloyds Bank-Commercial Division, in charge of Southern Alameda County. He is a member of the San Leandro Chamber of Commerce and has served as President of the Pinole Chamber and as a Director of the Hayward and Castro Valley Chambers. He has also been a Vice President of the Fruitvale and Pinole Lions Clubs.

      DIMITRI V. KOROSLEV is Chairman of the Board of Directors of the Bank. He has engaged in asset based lending since 1971. Mr. Koroslev is President and director of Bay Business Credit, an asset based lender in Walnut Creek. From 1982 until 1988 Mr. Koroslev served as Senior Vice President/Manager of Commonwealth Financial Corporation, an asset based lender in Walnut Creek, California. From 1980 to 1982, he was Vice President/Manager of Foothill Capital Corp., an asset based lender. He is a Founding Director of the Northern California Commercial Finance Conference, a trade association.

      WILLIAM E. PELUSO is an East Bay restaurant consultant who has owned numerous establishments since 1946. In 1965 he developed the Blue Dolphin restaurant at the San Leandro Marina, as part of the San Leandro Shoreline redevelopment project. The Blue Dolphin and the San Leandro Marina have been a focal point of community activity since that time. Mr. Peluso is past President of the Shoreline Business Association (1965-73) and the Southern Alameda County Restaurant Association (1975-83). He is a Director of the San Leandro Boys Club and has served as a Director of the San Leandro Chamber of Commerce. Mr. Peluso currently serves on the Oakland Coliseum Task Force. He is a member of the Elks and the Native Sons of California.

      ROBERT A. PERANTONI is the Senior Vice President and Senior Lending Officer of the Bank. Previously, Mr. Perantoni was a Vice President at Sanwa Bank, from 1963 to 1993.

      OSWALD (OZZIE) A. RUGAARD is an independent sales consultant since 1995 and serves in such capacity for Bay Airgas. He also serves on the Welding Advisory Board of Chabot College, Las Positas College, and Hayward Area Eden ROP. He was a Sales Manager for Middleton Bay Airgas in 1994 and was the President and Sales Manager of Middleton Welder's Supply Company in San Leandro from 1948 to 1993. He was President of the San Leandro Chamber of Commerce in 1984, President of San Leandro Manufacturer's Association in 1970 and 1976, past Director of San Leandro Rotary Club, a trustee of Humana Hospital of San Leandro and past President of the Independent Welder's Association.

      No director or executive officer of the Company has any family relationship with any other director or executive officer of the Company.

      No director of the Company is a director of any other company with a class of securities registered pursuant to section 12 or subject to the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended, or of any company registered as an investment company under the Investment Company Act of 1940, as amended.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company has established a standing Audit Committee, with Dimitri V. Koroslev as Chairman, Joshua Fong, Oswald Rugaard, William R. Henson and William E. Peluso as members.

      The Audit Committee met once during 1996. The functions of the Audit Committee are: (1) to recommend the appointment of and to oversee a firm of independent certified public accountants whose duty is to audit the books and records of the Company and the Bank for the fiscal year for which they are appointed; (2) to monitor and recommend accounting policies to the Boards of Directors; (3) to monitor and analyze the results of internal and regulatory examinations; (4) to monitor the Company's and the Bank's financial and accounting procedures and financial reporting; and (5) to assure compliance with applicable legal and regulatory requirements with respect to audit committee functions, internal controls, management and auditor reporting.

      The Company does not have a nominating or compensation committee. The Board of Directors of the Company performs the functions of these committees.

      The Board of Directors of the Company met thirteen (13) times during 1996. All directors of the Company attended at least 75% of the meetings of the Board of Directors and the meetings of committees on which each director served.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the best knowledge of the Company, there are no greater than ten-percent holders of the Company's Common Stock other than Richard M. Kahler, President and Chief Executive Officer of the Company and the Company's Employee Stock Ownership Plan.

      Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, for fiscal year 1996, the officers and directors of the Company complied with all applicable filing requirements, except that director Dimitri Koroslev failed to file on a timely basis a Report of Changes in Beneficial Ownership on Form 4 to report one transaction in securities, which was subsequently reported during 1996.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

      The following table sets forth a summary of the compensation paid during the Company's past three fiscal years for services rendered in all capacities to Richard M. Kahler, President and Chief Executive Officer of the Company, Randall
D. Greenfield, Vice President and Chief Financial Officer of the Company and Robert A. Perantoni, Senior Vice President and Senior Lending Officer of the Bank, the only executive officers of the Company whose annual base compensation and bonus exceeded $100,000 during the Company's 1996 fiscal year.

                           Summary Compensation Table


-----------------------------------------------------------------------------------------------------------------
                                                   Annual compensation
                                         ---------------------------------------
                                                                                     Long term
                                                                                    compensation
                                                                    Other annual  Awards/Securities    All other
Name and principal                                                  compensation     Underlying      compensation
     position                   Year     Salary ($)    Bonus ($)        ($)(1)       Options (#)          ($)
-----------------------------------------------------------------------------------------------------------------

RICHARD M. KAHLER,
President and C.E.O             1996      $152,295      $63,915        $ 1,141              0          $40,915(2)
-----------------------------------------------------------------------------------------------------------------
                                1995      $152,295      $55,596        $   784              0          $47,625
                                ---------------------------------------------------------------------------------
                                1994      $139,603      $32,709        $   807              0          $ 8,447
-----------------------------------------------------------------------------------------------------------------
RANDALL D. GREENFIELD,
Vice President and
C.F.O                           1996      $ 95,430      $31,958        $ 6,600              0          $17,425(3)
-----------------------------------------------------------------------------------------------------------------
                                1995      $ 93,843      $27,798        $ 6,600          1,325          $21,865
                                ---------------------------------------------------------------------------------
                                1994      $ 85,910      $16,355        $ 6,600              0          $ 7,663
-----------------------------------------------------------------------------------------------------------------
ROBERT A. PERANTONI,
Senior Vice President
and Senior Lending
Officer                         1996      $ 99,250      $31,958        $ 5,480              0          $ 8,178(4)
-----------------------------------------------------------------------------------------------------------------
                                1995      $ 97,000      $27,798        $ 4,141              0          $13,175
                                ---------------------------------------------------------------------------------
                                1994      $ 89,000      $16,355        $ 4,173         15,000          $ 4,176
-----------------------------------------------------------------------------------------------------------------

(1) Consisting of the dollar value of the use of a Company automobile or paid auto allowance.
(2) Includes (for 1996) the cash value of shares allocated to Mr. Kahler's account in the ESOP ($14,470), $4,750 contributed by the Company to Mr. Kahler's account in the Company's 401(k) Plan, $19,500 in directors' fees paid by the Bank and the Company and $2,195 in term life insurance payments made by the Company on behalf of Mr. Kahler.
(3) Includes (for 1996) the cash value of shares allocated to Mr. Greenfield's account in the ESOP ($8,970), $3,081 contributed by the Company to Mr. Greenfield's account in the Company's 401(k) and $174 in life insurance premium payments made by the Company on behalf of Mr. Greenfield.
(4) Includes (for 1996) the cash value of shares allocated to Mr. Perantoni's account in the ESOP ($4,300), $3,176 contributed by the Company to Mr. Perantoni's account in the Company's 401(k) Plan and $702 in life insurance premium payments made by the Company on behalf of Mr. Perantoni.

OPTION GRANTS AND EXERCISES

      STOCK OPTION GRANTS

      The Company has established the 1994 Stock Option Plan, which was approved by the Company's shareholders at the 1994 Annual Meeting of Shareholders. No grants of options were made to the executive officers or the employees of the Company and the Bank during fiscal year 1996.

      STOCK OPTION EXERCISES

      No stock options outstanding under the 1982 Stock Option Plan or the 1994 Stock Option Plan were exercised by any executive officer of the Company during the Company's 1996 fiscal year.

      The following table shows the value at December 31, 1996 of unexercised options held by the named executive officers of the Company under the 1982 Stock Option Plan and the 1994 Stock Option Plan:

           Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
----------------------------------------------------------------------------------------------------------
                                                                     Number of
                                                                     securities
                                                                     underlying             Value of
                                                                 unexercised options   unexercised in-the-
                                                                 at fiscal year-end     money options at
                                                                         (#)           fiscal year-end ($)
                                 Shares
                               acquired on     Value Realized        exercisable/         exercisable/
           Name                exercise (#)         ($)             unexercisable        unexercisable(1)
----------------------------------------------------------------------------------------------------------
Richard M. Kahler                    -0-             -0-               94,500/0           $437,063/$0
----------------------------------------------------------------------------------------------------------
Randall D. Greenfield                -0-             -0-              19,205/795          $89,419/$4,571
----------------------------------------------------------------------------------------------------------
Robert A. Perantoni                  -0-             -0-             10,000/5,000         $57,500/$28,750
----------------------------------------------------------------------------------------------------------

(1)   Based on a bid price per share at December 31, 1996 of $10.00.


DIRECTOR COMPENSATION

      During 1996, the Company paid directors' fees at the rate of $100 for each regular meeting of the Board of Directors. During 1996, the Bank paid directors' fees at the rate of $400 for each regular meeting of the Board of Directors, $300 for each meeting of the Loan Committee and $50 for each meeting of other committees of the Bank's Board of Directors. Accordingly, aggregate directors' fees in the amount of $7,800 and $120,800 were paid by the Company and the Bank, respectively, during 1996.

      Effective April 1, 1997, directors of the Bank will be paid an annual retainer of $20,000, while directors of the Company will be paid an annual retainer of $1,200 for service as a director. Dr. Fong also will receive a community liaison fee of $275 per month.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      There have been no material transactions since January 1, 1996, nor are there any currently proposed transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $60,000 and in which any director, executive officer, five-percent shareholder or any member of the immediate family of any of the foregoing persons had, or will have, a direct or indirect material interest.


                           INDEBTEDNESS OF MANAGEMENT

      Some of the directors and executive officers of the Company and members of their immediate families and the companies with which they have been associated have been customers of, and have had banking transactions with, the Bank in the ordinary course of the Bank's business since January 1, 1996, and the Bank expects to have such banking transactions in the future. All loans and commitments to lend included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of the Bank, did not involve more than the normal risk of collectability or present other unfavorable features.


                                 PROPOSAL NO. 2

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The firm of Deloitte & Touche LLP, which served the Company and the Bank as independent public accountants for 1996, has been selected by the Audit Committee of the Board of Directors of the Company to be its independent public accountants for 1997. All Proxies will be voted "FOR" ratification of such selection unless authority to vote for the ratification of such selection is withheld or an abstention is noted. If the nominee should unexpectedly for any reason decline or be unable to act as independent public accountants, the Proxies will be voted for a substitute nominee to be designated by the Audit Committee.

      Representatives from the accounting firm of Deloitte & Touche LLP will be present at the Meeting, will be afforded the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

                              SHAREHOLDER PROPOSALS

      Next year's Annual Meeting of Shareholders will be held on or about May 26, 1998. The deadline for shareholders to submit proposals to be considered for inclusion in the Company's Proxy Statement and Form of Proxy for the 1998 Annual Meeting of Shareholders is December 29, 1997, unless such meeting date is changed by more than 30 calendar days in which case such proposals must be received by a reasonable time prior to the mailing of the Proxy Statement.

                              OTHER PROPOSED ACTION

      The Board of Directors is not aware of any other business which will come before the Meeting, but if any such matters are properly presented, Proxies solicited hereby will be voted in accordance with the best judgment of the persons holding the Proxies. All shares represented by duly executed Proxies will be voted at the Meeting.

BAY COMMERCIAL SERVICES
San Leandro, California
April 28, 1997

                            BAY COMMERCIAL SERVICES
                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 3, 1997

                THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE
                               BOARD OF DIRECTORS

        The undersigned holder of Common Stock acknowledges receipt of a copy of the Notice of Annual Meeting of Shareholders of Bay Commercial Services, and the accompanying Proxy Statement dated April 28, 1997 and revoking any Proxy heretofore given, hereby constitutes and appoints Richard M. Kahler, Joshua Fong, O.D., and Dimitri Koroslev, and each of them, with full power of substitution, as attorneys and Proxies to appear and vote all of the shares of Common Stock of Bay Commercial Services, a California corporation and bank holding company of Bay Bank of Commerce, standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders of Bay Commercial Services, to be held at Strizzi's Restaurant, 1376 East 14th Street, San Leandro, California on Tuesday, June 3, 1997 at 2:30 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and Proxy Statement and to vote according to their discretion on all other matters which may be properly presented for action at the meeting or any adjournments thereof. The above-named proxy holders are hereby granted discretionary authority to cumulate votes represented by the shares covered by this Proxy in the election of directors.

                 (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

--------------------------------------------------------------------------------
                           -- FOLD AND DETACH HERE --

                                                        Please mark
                                                      your votes as
                                                       indicated in
                                                      this example.    /X/


1.  To elect as Directors the nominees set forth below.

                FOR                             WITHHOLD
      all nominees listed below                AUTHORITY
      (except as marked to the              to vote for all
         contrary below).                 nominees listed below.

                /  /                               /  /

INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW:

JOSHUA FONG, O.D., WILLIAM R. HENSON, RICHARD M. KAHLER, DIMITRI V. KOROSLEV, WILLIAM E. PELUSO, OSWALD "OZZIE" A. RUGAARD.

2. To approve the proposal to ratify the appointment of Deloitte & Touche LLP as independent public accountants for the Company's 1997 fiscal year.

                FOR             AGAINST            ABSTAIN

                /  /              /  /               /  /

3. In their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL NO. 2. THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, IT WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" PROPOSAL NO. 2.

                                WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POST-PAID ENVELOPE.


                                I/We do ___ or do not ___ expect to attend this meeting.

                                THIS PROXY IS SOLICITED BY, AND ON BEHALF OF, THE BOARD OF DIRECTORS AND MAY BE REVOKED BY THE SHAREHOLDER PRIOR TO ITS EXERCISE.


SHAREHOLDERS(S)___________________________________________DATE____________, 1997

Please date and sign exactly as your name(s) appears. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If more than one trustee, all should sign. All joint owners should sign.
_ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _ _
                             -FOLD AND DETACH HERE-